UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 21, 2024

COCA COLA CO
(Exact name of Registrant as specified in its charter)

Delaware		001-02217	58-0628465
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
One Coca-Cola Plaza
Atlanta,	Georgia		30313
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.25 Par Value	KO	New York Stock Exchange
1.875% Notes Due 2026	KO26	New York Stock Exchange
0.750% Notes Due 2026	KO26C	New York Stock Exchange
1.125% Notes Due 2027	KO27	New York Stock Exchange
0.125% Notes Due 2029	KO29A	New York Stock Exchange
0.125% Notes Due 2029	KO29B	New York Stock Exchange
0.400% Notes Due 2030	KO30B	New York Stock Exchange
1.250% Notes Due 2031	KO31	New York Stock Exchange
3.125% Notes Due 2032	KO32	New York Stock Exchange
0.375% Notes Due 2033	KO33	New York Stock Exchange
0.500% Notes Due 2033	KO33A	New York Stock Exchange
1.625% Notes Due 2035	KO35	New York Stock Exchange
1.100% Notes Due 2036	KO36	New York Stock Exchange
0.950% Notes Due 2036	KO36A	New York Stock Exchange
3.375% Notes Due 2037	KO37	New York Stock Exchange
0.800% Notes Due 2040	KO40B	New York Stock Exchange
1.000% Notes Due 2041	KO41	New York Stock Exchange
3.500% Notes Due 2044	KO44	New York Stock Exchange
3.750% Notes Due 2053	KO53	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 21, 2024, the Talent and Compensation Committee (the “Committee”) of the Board of Directors of The Coca-Cola Company (the “Company”) approved the adoption of supplement award notifications (the “Supplements”) applicable to certain 2022 and 2023 restricted stock unit agreements and performance share unit agreements granted under The Coca-Cola Company 2014 Equity Plan (the “Awards”).

The Supplements provide employees holding outstanding Awards with certain benefits in the event of the employee’s (i) involuntary termination due to a reduction in workforce, internal reorganization or job elimination (an “Involuntary Termination”) or (ii) termination in connection with the employee’s participation in a voluntary separation program sponsored by the Company or any of its subsidiaries (a “Separation” or, together with an Involuntary Termination, a “Qualifying Termination”). In the event of a Qualifying Termination, unvested performance share units and restricted stock units with a vest date within 10 months from the date of termination shall continue to vest (in the case of performance shares units, subject to satisfaction of applicable performance criteria) and all other unvested awards shall be forfeited. In connection with an Involuntary Termination, the terminated employee must sign a release of all claims and, if requested by the Company, a confidentiality and non-competition agreement, in order to receive such benefits. The Supplements align these provisions with the terms currently applicable to similar awards granted in 2024.

The foregoing description of the Supplements is qualified in its entirety by reference to the full text of the Supplements, which are filed as Exhibit 10.1 and Exhibit 10.2 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description
10.1	Supplemental Award Notification — 2022 and 2023 Performance Share Units under The Coca-Cola 2014 Equity Plan.
10.2	Supplemental Award Notification — 2022 and 2023 Restricted Stock Units under The Coca-Cola 2014 Equity Plan.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)

Date: August 21, 2024	By:	/s/ Monica Howard Douglas
Monica Howard Douglas Executive Vice President and Global General Counsel